EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SIMPPLE LTD. (the “Company”) on Form 20-F for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Pat Kah Kit Daryl, Acting Chief Executive Officer, and I, Goh Gary Yean Seng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 8, 2026	By:	/s/ Pat Kah Kit Daryl
	Name:	Pat Kah Kit Daryl
	Title:	Acting Chief Executive Officer

Dated: April 8, 2026	By:	/s/ Goh Gary Yean Seng
	Name:	Goh Gary Yean Seng
	Title:	Chief Financial Officer

Signature Page to Form 20-F